exhibit 10.38(a)

AMENDMENT NO.1
RATE PER ENGINE FLIGHT HOUR
ENGINE SERVICES AGREEMENT No. 1-3036849991-0

WHEREAS, GE Engine Services, LLC (hereinafter individually referred to as “GE” or “Party”) and JetBlue Airways Corporation (hereinafter referred to as “Customer” or “Party”) have entered into an OnPoint™ Solutions Rate Per Engine Flight Hour Engine Services Agreement No. 1-164036430-1 dated May 1, 2013 (the “Agreement”). Capitalized terms used herein but not defined in this Amendment shall have the meaning ascribed to them in the Agreement.

WHEREAS, the Parties wish to amend the Agreement to reflect their mutual agreement to (i) extend the Initial Term and to (ii) add scrap cause LLP replacement in the Covered Services, beginning on January 1, 2014 (this “Amendment”).

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree to the following:

1.	Article 2.1 – Term. The first sentence of Article 2.1 shall be deleted in its entirety and replaced with the following:

Each Party’s obligation to perform will commence upon May 1, 2013 and such obligation will continue, unless sooner terminated through June 30, 2024 (the “Initial Term”).

2.	Article 3.1 – Covered Services. Article 3.1(b)(iv), shall be deleted in its entirety and replaced with the following:

(1)	[***]

(2)	[***]

3.	Article 4.1 – Supplemental Work. Article 4.1(c)(xiii) of the Agreement shall be deleted in its entirety and replaced with the following:

[***]

4.	Article 5.1 – Rate Per EFH Pricing. Article 5.1 of the Agreement shall be deleted in its entirety and replaced with the following:

Rate per EFH Pricing. Unless otherwise stated, all rates and prices are in [***] US Dollars. Rate Per EFH Services will be performed by GE at the Rate Per EFH as follows:

Rate Per EFH: $[***] USD from the Effective Date through December 31, 2013.

Rate Per EFH: $[***] ([***] USD subject to escalation per Exhibit C) from January 1, 2014.

5.	Article 5.2 - Rate Per EFH Parameters. Article 5.2 of the Agreement shall be deleted in its entirety and replaced with the following:

The Rate Per EFH is predicated on the following parameters:

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

exhibit 10.38(a)

Engines: [***]	Utilization: [***]	EFH/EFC Ratio: [***]	Take-Off Derate: [***]	Static Temperature Adjusted to Sea Level: [***]

[***]

6.	Article 5.5(c) LLP Pricing. Article 5.5(c) of the Agreement shall be deleted in its entirety and replaced with the following:

Customer replaces [***] with new LLP purchased exclusively from GE or LLP retained by Customer for future use in its fleet per Article 7.7e.

7.	Article 7.7 – Parts Replacement Procedures. Article 7.7(e) of the Agreement shall be deleted in its entirety and replaced with the following:

[***]

8.	Article 11.2 – Reconciliation. A new Subsection 11.2(c) shall be inserted as follows:

Notwithstanding anything to the contrary, any Engines removed from the Agreement due to lease return to the lessor per the schedule in exhibit M [***].

GE acknowledges that Customer, in its sole discretion, has the right at lease return to provide to the lessor, the original engines installed on the airframe or engine(s) that are the same make and model as the engine(s) originally installed, or an improved model that is suitable for installation and use on the airframe, and that has value, utility and remaining useful life, similar to the engine(s) being replaced thereby.

9.	Exhibit B: Engines Covered is replaced in its entirety with a new Exhibited B, as attached hereto, to reflect updated Engines Covered.

10.	Exhibit M: Engine Lease Return Dates shall be added to the Agreement, as attached hereto.

All other terms and conditions contained in the Agreement which are not modified by this Amendment No.1, shall remain in full force and effect.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

exhibit 10.38(a)

IN WITNESS WHEREOF, this Amendment has been duly executed by each of the Parties as of the day and year written below.

JETBLUE AIRWAYS CORPORATION	GE ENGINE SERVICES, LLC
/s/ Mark D. Powers	/S/ Michael P. Munz
SIGNATURE	SIGNATURE
Mark D. Powers	Michael P. Munz
PRINTED NAME	PRINTED NAME
Chief Financial Officer	GM – N. America Sales
TITLE	TITLE
12/22/2014	12/23/2014
DATE OF EXECUTION	DATE OF EXECUTION

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

exhibit 10.38(a)

EXHIBIT B: ENGINES COVERED
[***]

Engine Serial Numbers (ESNs) listed below may be modified by future acquisition/disposition and shall be updated and amended to this Agreement two times per Calendar year by June 30 and December 30 annually.

No.	Engine Serial Number	No.	Engine Serial Number	No.	Engine Serial Number	No.	Engine Serial Number	No.	Engine Serial Number
1	424112	31	424563	61	994171	91	994283	121	994855
2	424113	32	424564	62	994175	92	994284	122	994879
3	424132	33	424587	63	994176	93	994294	123	994880
4	424137	34	424588	64	994177	94	994310	124	994881
5	424165	35	994123	65	994178	95	994311	125	994882
6	424166	36	994124	66	994179	96	994343	126	994919
7	424223	37	994125	67	994180	97	994344	127	994925
8	424225	38	994126	68	994188	98	994388	128	994926
9	424250	39	994127	69	994189	99	994389	129	994935
10	424252	40	994128	70	994191	100	994427	130	994948
11	424273	41	994129	71	994196	101	994428
12	424275	42	994130	72	994197	102	994506
13	424286	43	994134	73	994198	103	994508
14	424294	44	994135	74	994201	104	994512
15	424302	45	994136	75	994202	105	994513
16	424313	46	994141	76	994205	106	994589
17	424394	47	994142	77	994206	107	994590
18	424395	48	994143	78	994207	108	994645
19	424440	49	994144	79	994212	109	994647
20	424449	50	994147	80	994217	110	994659
21	424498	51	994148	81	994226	111	994664
22	424499	52	994155	82	994228	112	994695
23	424531	53	994157	83	994238	113	994696
24	424534	54	994159	84	994251	114	994718
25	424546	55	994160	85	994254	115	994719
26	424550	56	994162	86	994264	116	994720
27	424557	57	994164	87	994265	117	994726
28	424559	58	994167	88	994266	118	994727
29	424561	59	994168	89	994273	119	994728
30	424562	60	994169	90	994274	120	994729

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

exhibit 10.38(a)

Exhibit M
Engine Lease Return Dates Schedule
(may be modified between Customer and lessor pursuant to the underlying lease agreement)

Count	Aircraft	Type	Lease End Date	Initial Engine Serial Numbers
1	N183JB	E190	[***]	E994123 E994128
2	N179JB	E190	[***]	E994125 E994126
3	N184JB	E190	[***]	E994127 E994124
4	N187JB	E190	[***]	E994129 E994130
5	N190JB	E190	[***]	E994134 E994136
6	N192JB	E190	[***]	E994143 E994144
7	N193JB	E190	[***]	E994147 E994148
8	N197JB	E190	[***]	E994160 E994162
9	N198JB	E190	[***]	E994155 E994157
10	N203JB	E190	[***]	E994159 E994164
11	N206JB	E190	[***]	E994167 E994168
12	N216JB	E190	[***]	E994169 E994171
13	N228JB	E190	[***]	E994175 E994188
14	N229JB	E190	[***]	E994177 E994178
15	N231JB	E190	[***]	E994180 E994179
16	N236JB	E190	[***]	E994191 E994217
17	N238JB	E190	[***]	E994176
E994196
18	N239JB	E190	[***]	E994197
E994198
19	N247JB	E190	[***]	E994201
E994202
20	N249JB	E190	[***]	E994205
E994206
21	N258JB	E190	[***]	E994207
E994212

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

exhibit 10.38(a)

Count	Aircraft	Type	Lease End Date	Initial Engine Serial Numbers
22	N265JB	E190	[***]	E994226
E994228
23	N266JB	E190	[***]	E994265
E994266
24	N267JB	E190	[***]	E994273
E994274
25	N274JB	E190	[***]	E994254
E994264
26	N273JB	E190	[***]	E994284
E994283
27	N279JB	E190	[***]	E994310
E994311
28	N281JB	E190	[***]	E994343
E994344
29	N283JB	E190	[***]	E994389
E994388
30	N284JB	E190	[***]	E994427
E994428

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.